UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2020

SYNERGY EMPIRE LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-235700	38-4096727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.19 Jalan 12/118B, Desa Tun Razak, 56100, Kuala Lumpur, Malaysia.

+(60)3 - 9171 2828

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

ITEM 8.01 OTHER EVENTS

On December 30, 2020, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated February 25, 2020, that had been declared effective by the Securities and Exchange Commission on March 10, 2020. The Offering resulting in 100,000 shares of common stock being sold at $5.00 per share for a total of $500,000. The proceed of $500,000 will become the capital for our expansion, pursuant to the use of proceed stated in the aforementioned Form S-1/A.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF SYNERGY EMPIRE LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGY EMPIRE LIMITED
(Name of Registrant)

Date: January 06, 2020

	By:	/s/ Leong Will Liam
	Name:	Leong Will Liam
	Title:	President, Secretary, Treasurer, Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF SYNERGY EMPIRE LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING